UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2006

CALIPER LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28229	33-0675808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Elm Street, Hopkinton, Massachusetts	01748
(Address of Principal Executive Offices)	(Zip Code)

(508) 435-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events.

On July 13, 2006, Caliper Life Sciences, Inc., a Delaware corporation (“Caliper”), and Xenogen Corporation, a Delaware corporation (“Xenogen”), issued a joint press release announcing the record dates and stockholder meeting dates for their respective stockholder meetings for approval of matters relating to the proposed merger of Xenogen into Caliper, and in the case of Caliper, approval of an increase in the number of its authorized shares of common stock and the election of two existing directors to a new three-year term on Caliper’s Board of Directors. A copy of this press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 9.01.   Financial Statements and Exhibits.

(c)             Exhibits.

Exhibit No.	Exhibit
99.1	Press release of Caliper Life Sciences, Inc. and Xenogen Corporation entitled “Caliper Life Sciences and Xenogen Announce Date of Stockholder Meetings”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIPER LIFE SCIENCES, INC.

Date: July 13, 2006	By:	/s/ Thomas T. Higgins
Thomas T. Higgins
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release of Caliper Life Sciences, Inc. and Xenogen Corporation entitled “Caliper Life Sciences and Xenogen Announce Date of Stockholder Meetings”